Exhibit 10.1





                         PURCHASE AND SALE AGREEMENT

                                  BETWEEN

                             HENNING D. MORALES

                                    AND

                     LIBERTY DIVERSIFIED HOLDINGS, INC.
                             TABLE OF CONTENTS

                                 ARTICLE 1
                      SALE AND PURCHASE OF THE SHARES

1.1    Issuance of the Shares. . . . . . . . . . . . . . . . . . . . . . .1
1.2    Consideration . . . . . . . . . . . . . . . . . . . . . . . . . . .1
1.2.1   Buyer Assumption of Assets and Liabilities . . . . . . . . . . . .1
1.2.2   Consideration. . . . . . . . . . . . . . . . . . . . . . . . . . .1

                                 ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

2      Representations and Warranties of the Parties . . . . . . . . . . .2
2.1    Organization, Standing, Power . . . . . . . . . . . . . . . . . . .2
2.2    Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
2.3    Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
2.4    Series A Preferred Shares . . . . . . . . . . . . . . . . . . . . .3
2.5    Restricted Securities . . . . . . . . . . . . . . . . . . . . . . .3
2.6    Governmental Consents . . . . . . . . . . . . . . . . . . . . . . .3
2.7    Liabilities of eWorldMedia  . . . . . . . . . . . . . . . . . . . .4
2.8    Absence of Changes. . . . . . . . . . . . . . . . . . . . . . . . .4
2.9    Patents and Trademarks. . . . . . . . . . . . . . . . . . . . . . .4
2.10   Certain Agreements. . . . . . . . . . . . . . . . . . . . . . . . .4
2.11   Compliance with Other Instruments . . . . . . . . . . . . . . . . .5
2.12   Employee Benefit Plans. . . . . . . . . . . . . . . . . . . . . . .5
2.13   Other Personal Property . . . . . . . . . . . . . . . . . . . . . .5
2.14   Properties and Liens. . . . . . . . . . . . . . . . . . . . . . . .6
2.15   Major Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .6
2.16   Assignment of Contracts . . . . . . . . . . . . . . . . . . . . . .6
2.17   Questionable Payments . . . . . . . . . . . . . . . . . . . . . . .6
2.18   Recent Transactions . . . . . . . . . . . . . . . . . . . . . . . .6
2.19   Leases in Effect. . . . . . . . . . . . . . . . . . . . . . . . . .6
2.20   Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
2.21   Disputes and Litigation . . . . . . . . . . . . . . . . . . . . . .6
2.22   Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . .7
2.23   Related Party Transactions. . . . . . . . . . . . . . . . . . . . .7
2.24   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
2.25   Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
2.26   Reliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

                                 ARTICLE 3
                            CONDITIONS PRECEDENT

3.1    Conditions to Each Party's Obligations. . . . . . . . . . . . . . .8
3.2    Conditions to Seller's Obligations. . . . . . . . . . . . . . . . .8
3.3    Conditions to Buyer's Obligations . . . . . . . . . . . . . . . . .8


                                 ARTICLE 4
                     CLOSING AND DELIVERY OF DOCUMENTS

4.1    Time and Place. . . . . . . . . . . . . . . . . . . . . . . . . . .9
4.2    Deliveries by Seller. . . . . . . . . . . . . . . . . . . . . . . .9
4.3    Deliveries by Buyer . . . . . . . . . . . . . . . . . . . . . . . 19

                                 ARTICLE 5
                              INDEMNIFICATION

5.1    Seller's Indemnity Obligations. . . . . . . . . . . . . . . . . . 10
5.2    Buyer's Indemnity Obligations . . . . . . . . . . . . . . . . . . 10

                                 ARTICLE 6
                       DEFAULT, AMENDMENT AND WAIVER

6.1    Default.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.2    Waiver and Amendment. . . . . . . . . . . . . . . . . . . . . . . 11

                                 ARTICLE 7
                               MISCELLANEOUS

7.1    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
7.2    Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
7.3    Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . 12
7.4    Survival of Representations . . . . . . . . . . . . . . . . . . . 12
7.5    Incorporated by Reference . . . . . . . . . . . . . . . . . . . . 12
7.6    Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . 12
7.7    Execution of Additional Documents.. . . . . . . . . . . . . . . . 12
7.8    Finders' and Related Fees.. . . . . . . . . . . . . . . . . . . . 12
7.9    Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . . . 12
7.10   Forum   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
7.11   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . 12
7.12   Binding Effect and Assignment . . . . . . . . . . . . . . . . . . 13
7.13   Counterparts; Facsimile Signatures. . . . . . . . . . . . . . . . 13
7.14   Representation. . . . . . . . . . . . . . . . . . . . . . . . . . 13
                             Table of Contents
                      Table of Schedules and Exhibits




Exhibit B               Seller Disclosure Schedule

Schedule 1.2.1          Assets and Liabilities of Seller

Schedule 2.18      Contracts to be Assigned to Buyer

Certificate of Henning D. Morales (Buyer)

Certificate of Chief Executive Officer of Seller

Directors Resolution of Seller





                        PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT ("Agreement"), dated and effective as of March 25, 2006, is by and between HENNING D. MORALES, an individual, ("Buyer"), and LIBERTY DIVERSIFIED HOLDINGS, INC., a Nevada corporation ("Seller") (collectively, the "Parties").

                              R E C I T A L S

         A. WHEREAS, Seller wishes to sell its 100% wholly owned subsidiary eWorldMedia, Inc., a Nevada corporation ("eWorldMedia") consisting of 100,000,000 authorized shares of Common Stock, $0.001 par value, of which 12,656,000 shares of Common Stock are currently issued and outstanding ("eWorldMedia Shares").

         B. WHEREAS, Buyers wishes to purchaser 100% of the capital stock of eWorldMedia.

         C. Upon the terms and conditions set forth below, Seller desires to sell all of the eWorldMedia Shares to Buyer, such that, following such transaction, eWorldMedia will be 100% owned by Buyer.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the Parties hereto agree as follows:

                                 ARTICLE 1
                      SALE AND PURCHASE OF THE SHARES

         1.1 Issuance of the Shares. Subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, Seller shall sell and transfer to Buyer that certain number of eWorldMedia Shares that will constitute 100% of the issued and outstanding common stock of Seller.

         1.2 Consideration. In consideration for this Agreement, the Parties shall provide the following:

              1.2.1 Buyer Assumption of Assets and Liabilities. Beginning upon the Closing (as defined below), Buyer will assume all assets and liabilities of eWorldMedia. Assets and liabilities of eWorldMedia known to Seller shall be listed on Schedule 1.2.1 by Seller. CURRENT LIABILITIES OF EWORLDMEDIA TOTAL APPROXIMATELY 1.6 MILLION DOLLARS AND CURRENT ASSETS OF EWORLDMEDIA ARE NEGLIGIBLE. BUYER HEREBY EXPRESSLY ASSUMES ALL LIABILITIES AND INDEBTEDNESS OF EWORLDMEDIA WITHOUT EXCEPTION.


              1.2.2 Consideration. The aggregate cash consideration for the purchase for the total number of issued and outstanding shares of WorldMedia shall be $50,000. In addition, as further consideration, the Buyer agrees to transfer and convey two million shares of Series A Convertible Preferred stock of the Seller ("Series A Preferred Shares") and to deliver a certificate(s) representing and evidencing the Series A Preferred Shares, duly endorsed for transfer or accompanied by stock powers duly executed by the Buyer to the Seller at the Closing (defined below). The cash and Series A Preferred Shares shall hereinafter be referred to collectively as the "Purchase Price." Upon the date of this Agreement, Buyer shall pay Seller, by wire transfer or immediately available funds, an initial deposit in the amount of $43,000. The balance of the Purchase Price shall be due and payable to Seller upon the Closing.

                                 ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

2        Representations and Warranties of the Parties.  The Parties
represent and warrant each to the other, as of the date hereof and as of the Closing, as follows:

         2.1  Organization, Standing, Power.

              2.1.1 Buyer. Buyer represents to the Seller that Buyer is an experienced investor and is acquiring the Shares for investment and not with a view to, or for resale in connection with, any distribution thereof. Accordingly, Buyer will not sell, assign or transfer the Shares unless they are either registered under the Act or an exemption from such registration is available. FURTHER, BUYER CURRENTLY SERVES AS PRESIDENT AMD DIRECTOR AND WAS A FOUNDER OF EWORLDMEDIA AND HEREBY REPRESENTS AND ACKNOWLEDGES THAT BUYER IS FAMILIAR WITH EWORLDMEDIA, ITS OPERATIONS, AND CURRENT ASSETS AND LIABILITIES BUYER FURTHER REPRESENTS THAT IT HAS MADE ITS OWN INDEPENDENT INVESTIGATION OF EWORLDMEDIA AND IS NOT RELYING UPON ANY REPRESENTATIONS OF SHARE WORTH, POTENTIAL PROFITABILITY OR SIMILAR REPRESENTATIONS OF THE SELLER. Buyer further represents that it has been afforded an opportunity to review all information, books and records, including accounting and financial records, of eWorldMedia, as well as the opportunity to ask questions of Sellers accountants, and is making an informed independent investment decision. Finally, Buyer is an "accredited investor" (as such term is defined in Rule 501(a) of the Act) and is purchasing the Shares in the capacity of an accredited investor.

              2.1.2 Seller. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada. It has all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. Seller is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect (as defined above) on Seller. For purposes of this Agreement, the term "Material Adverse Effect" means any change or effect that, individually or when taken together with all other such changes or effects which have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition, or results of operations of the entity.

         2.2 Authority. The Parties have all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Parties of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the parts of the Parties, including the approval of the Board of Directors of each Party that is a corporation. This Agreement has been duly executed and delivered by the Parties to each other and constitutes a valid and binding obligation of each Party enforceable in accordance with its terms, except that such enforceability may be subject to: (a) bankruptcy, insolvency, reorganization, or other similar laws relating to enforcement of creditors' rights generally; and (b) general equitable principles. Subject to the satisfaction of the conditions set forth in Article 3 below, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation, or to loss of a material benefit under, or the creation of a lien, pledge, security interest, charge, or other encumbrance on any assets of any of the Parties (any such conflict, violation, default, right, loss, or creation being referred to herein as a "Violation") pursuant to: (i) any provision of the organization documents of the Parties; or (ii) any loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or other agreement, or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to each of the Parties' respective properties or assets, other than in the case of any such Violation which individually or in the aggregate would not have a Material Adverse Effect on any of the Parties.

         2.3 Resignation. Upon Closing, Buyer hereby agrees to resign from his positions as Director, Acting Chief Financial Officer, Vice President and Secretary of Seller.

         2.4 Series A Preferred Shares. On the terms and subject to all of the conditions specified by the provisions of this Agreement and upon the performance by each of the Parties of their respective obligations created by the provisions of this Agreement, Buyer hereby forever and irrevocably sells, assigns, transfers, surrenders, conveys, delivers, and sets over to the Seller for value and consideration hereby received, and Seller hereby redeems from the Buyer, the Series A Preferred Shares by the Buyer surrendering and delivering to the Seller the certificates representing and evidencing the Series A Preferred Shares, duly endorsed for transfer or accompanied by stock powers duly executed by the Buyer. Buyer hereby represents and warrants to the Seller and covenants with the Seller the following (1) Buyer is the owner, free and clear of any encumbrances, of the Series A Preferred Shares and Buyer has full and complete rights and authorities to transfer, sell, surrender, assign, and convey the Series A Preferred Shares to the Seller; (2) Buyer has not incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the redemption of the Series A Preferred Shares; and (34) the surrender by the Buyer to the Seller of the Series A Preferred Shares is made freely and voluntarily by the Buyer and Buyer is selling and surrendering the Series A Preferred Shares to the Seller, is not acting under fraud, duress, menace or undue influence.

         2.5  Restricted Securities.

              2.5.1 Seller. The capital stock of eWorldMedia consists of 100,000,000 authorized shares of Common Stock, $0.001 par value.


              2.5.2 Upon issuance pursuant to the terms of this Agreement, the eWorldMedia Shares will be duly and validly issued, fully paid and nonassessable, and issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws or pursuant to valid exemptions therefrom. The eWorldMedia Shares shall be issued in a private transaction and consequently will be deemed to be "Restricted Securities" as set forth in Rule 144 promulgated under the Act.


         2.6 Governmental Consents. Any consents, approvals, orders, or authorizations of or registrations, qualifications, designations, declarations, or filings with or exemptions by (collectively "Consents"), any court, administrative agency, or commission, or other federal, state, or local governmental authority or instrumentality, whether domestic or foreign (each a "Governmental Entity"), which may be required by or with respect to any of the Parties in connection with the execution and delivery of this Agreement or the consummation by the Parties of the transactions contemplated hereby, except for such Consents which if not obtained or made would not have a Material Adverse Effect on any of the Parties for the transactions contemplated by this Agreement, are the responsibility of the respective Party. Each of the Parties hereby represents and warrants that such Consents have been obtained by them, if necessary.


         2.7 Liabilities of eWorldMedia. BUYER HEREBY EXPRESSLY AND WITHOUT EXCEPTION ASSUMES ALL CURRENT LIABILITIES AND INDEBTEDNESS OF EWORLDMEDIA, INCLUDING BUT NOT LIMITED TO ALL LIENS, CONTRACTUAL OBLIGATIONS, STATE AND FEDERAL TAXES, PAYROLL TAXES, LABOR BOARD JUDGMENTS, ALL OTHER STATE AND FEDERAL JUDGEMENTS, ACCOUNTS PAYABLE, NOTES PAYABLE, PAYROLL PAYABLE AND ALL OTHER MONIES OR OBLIGATIONS CURRENTLY OWED, SOME OF WHICH MAY NOT BE ACCURATELY REFLECTED IN THE ATTACHED SCHEDULE OF LIABIITIES.

         2.8 Absence of Changes. To the best of their knowledge and belief, since December 31, 2005, the Parties have conducted their businesses in the ordinary course and there has not been: (i) any Material Adverse Effect on the business, financial condition, liabilities, or assets of the Parties or any development or combination of developments of which management of the Parties has knowledge which is reasonably likely to result in such an effect; (ii) any damage, destruction, or loss, whether or not covered by insurance, having a Material Adverse Effect on the Parties;
(iii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock, or property) with respect to the capital stock of the Parties; (iv) any increase or change in the compensation or benefits payable or to become payable by the Parties to any of their employees, except in the ordinary course of business consistent with past practice; (v) any sale, lease, assignment, disposition, or abandonment of a material amount of property of the Parties, except in the ordinary course of business; (vi) any increase or modification in any bonus, pension, insurance, or other employee benefit plan, payment, or arrangement made to, for, or with any of their employees; (vii) the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights, and similar equity based awards; (viii) any termination of employment of any office of the Parties; and the Parties, to the best of their knowledge, do not know of the impending termination of employment of any such office; (ix) any merger or consolidation with another entity, or acquisition of assets from another entity except in the ordinary course of business; (x) any loan or advance by the Parties to any person or entity, or guaranty by the Parties of any loan or advance; (xi) any amendment or termination of any contract, agreement, or license to which any of the Parties is a party, except in the ordinary course of business; (xii) any mortgage, pledge, or other encumbrance of any asset of any of the Parties; (xiii) any waiver or release of any right or claim of the Parties, except in the ordinary course of business; (xiv) any write off as uncollectible any note or account receivable or portion thereof; or (xv) any agreement by any of the Parties to do any of the things described in this Section 2.9.

         2.9 Patents and Trademarks. The Parties each have sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for their businesses as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor are any of the Parties bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity. None of the Parties has received any communications alleging that they have violated or, by conducting their businesses as proposed, would violate any of the Intellectual Property of any other person or entity. None of the Parties are aware that any of their employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Parties or that would conflict with each of the Parties' respective business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of each of the Parties' respective business by their respective employees, nor the conduct of each of the Parties' respective business as proposed, will, to the best of the Parties' knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. None of the Parties believe that it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by any of the Parties.

         2.10 Certain Agreements. To the best of the Parties' knowledge and belief, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) result in any payment (including, without limitation, severance, unemployment compensation, parachute payment, bonus, or otherwise), becoming due to any director, employee, or independent contractor of any of the Parties, from any other Party under any agreement or otherwise; (ii) materially increase any benefits otherwise payable under any agreement; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

         2.11 Compliance with Other Instruments. To the best of the Parties' knowledge and belief, none of the Parties are in violation or default of any provision of their respective articles of incorporation or bylaws, or of any instrument, judgment, order, writ, decree, or contract to which they are a party or by which they are bound, or, to the best of their knowledge, of any provision of any federal or state statute, rule, or regulation which may be applicable to them. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or contract, or an event that results in the creation of any lien, charge, or encumbrance upon any assets of any Party or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to any Party, its businesses, or operations, or any of its assets or properties.

         2.12 Employee Benefit Plans.  The Parties have no employee benefit plans (including without limitation all plans which authorize the granting of stock options, restricted stock, stock bonuses, or other equity based awards) covering active, former, or returned employees.
         .

         2.13 Other Personal Property. The books and records of each of the Parties contain a complete and accurate description, and specify the location, of all trucks, automobiles, machinery, equipment, furniture, supplies, and other tangible personal property owned by, in the possession of, or used by the Parties in connection with their businesses. No personal property used by the Parties in connection with their businesses is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement.

         2.14 Properties and Liens. BUYER HEREBY EXPRESSLY ASSUMES ANY AND ALL LIENS WHICH MAY ENCUMBER THE PROPERTIES OR ASSETS OF EWORLDMEDIA.

         2.15 Major Contracts. None of the Parties is a party or subject to:

              2.15.1 Any union contract, or any employment contract or arrangement providing for future compensation, written or oral, with any officer, consultant, director, or employee which is not terminable by the Party on 30 days' notice or less without penalty or obligations to make payments related to such termination;

              2.15.2 Any joint venture contract, partnership agreement or arrangement or any other agreement which has involved or is expected to involve a sharing of revenues with other persons or a joint development of products with other persons;

              2.15.3 Any manufacture, production, distribution, sales, franchise, marketing, or license agreement, or arrangement by which products or services of the Party are developed, sold, or distributed;

              2.15.4 Any material agreement, license, franchise, permit, indenture, or authorization which has not been terminated or performed in its entirety and not renewed which may be, by its terms, accelerated, terminated, impaired, or adversely affected by reason of the execution of this Agreement, or the consummation of the transactions contemplated hereby or thereby;

              2.15.5 Any material agreement, contract, or commitment that requires the consent of another person for the Party to enter into or consummate the transactions contemplated by this Agreement;

              2.15.6 Except for object code license agreements for any of the Party's executed in the ordinary course of business, any indemnification by the Party with respect to infringements of proprietary rights; or

              2.15.7 Any contract containing covenants purporting to materially limit the Party's freedom to compete in any line of business in any geographic area.

         All contracts, plans, arrangements, agreements, licenses, franchises, permits, indentures, authorizations, instruments, and other commitments of the Parties are valid and in full force and effect and to the best of their knowledge, neither the Parties themselves nor any other party thereto, breached any material provisions of, or is in default in any material respect under the terms thereof.

         2.16 Assignments of Contracts.   Seller shall use its best
efforts to assign the contracts listed on Schedule 2.18 to Buyer within 120
days after the Closing date.    THE VALIDITY OF THIS AGREEMENT IS NOT IN
ANY WAY CONTINGENT UPON THE SUCCESSFUL ASSIGNMENT OF SAID CONTRACTS. BUYER UNDERSTANDS THAT SELLER MAY BE UNABLE TO ASSIGN SAID CONTRACTS TO BUYER.

         2.17 Questionable Payments. None of the Parties, nor to their knowledge any director, officer, employee, or agent of any of the Parties, has: (i) made any payment or provided services or other favors in the United States or any foreign country in order to obtain preferential treatment or consideration by any Governmental Entity with respect to any aspect of the business of the Parties; or (ii) made any political contributions that would not be lawful under the laws of the United States, any foreign country or any jurisdiction within the United States or any foreign country. None of the Parties, nor to their knowledge any director, officer, employee, or agent of any of the Parties, has been or is the subject of any investigation by any Governmental Entity in connection with any such payment, provision of services, or contribution.

         2.18 Recent Transactions. None of the Parties, nor to their knowledge any director, officer, employee, or agent of any of the Parties, is participating in any discussions and do not intend to engage in any discussion: (i) with any representative of any corporation or corporations regarding the consolidation or merger of any of the Parties with or into any such corporation or corporations; (ii) with any corporation, partnership, association, or other business entity or any individual regarding the sale, conveyance, or disposition of all or substantially all of the assets of the Parties or a transaction or series of related transactions in which more than 50% of the voting power of any of the Parties is disposed of; or (iii) regarding any other form of acquisition, liquidation, dissolution, or winding up of the Parties.

         2.19 Leases in Effect. All real property leases and subleases as to which any of the Parties is a party and any amendments or modifications thereof (each a "Lease" and, collectively, the "Leases") are valid, in full force and effect and enforceable, and there are no existing defaults on the part of any Party and no Party has received nor given notice of default or claimed default with respect to any Lease, nor is there any event that with notice or lapse of time, or both, would constitute a default thereunder.
No consent is required from any Party under any Lease in connection with the completion of the transactions contemplated by this Agreement, and none of the Parties have received notice that any party to any Lease intends to cancel, terminate, or refuse to renew the same or to exercise any option or other right thereunder, except where the failure to receive such consent, or where such cancellation, termination, or refusal would not have a Material Adverse Effect on the Parties.

         2.20 Taxes.    BUYER HERBY EXPRESSLY ASSUMES ALL TAXES,
ASSESSMENTS, FEES, PENALTIES, INTEREST AND OTHER GOVERNMENTAL CHARGES OUTSTANDING OF EWORLDMEDIA.

         2.21 Disputes and Litigation.   BUYER HEREBY EXPRESSLY ASSUMES
ANY AND ALL SUITS, CLAIMS, ACTION, LITIGATION, PENDING OR THREATENED AGAINST OR AFFECTING EWORLDMEDIA OR ANY OF ITS PROPERTIES, ASSETS, OR BUSINESS IN ANY COURT OR BEFORE ANY ARBITRATOR OF ANY KIND OR BEFORE OR BY ANY GOVERNMENTAL ENTITY, WHICH WOULD, IF ADVERSELY DETERMINED, INDIVIDUALLY OR IN THE AGGREGATE, HAVE A MATERIAL ADVERSE EFFECT ON THE BUYER,; ANY AND ALL JUDGMENTS, DECREE, S INJUNCTIONS, RULES, OR ORDERS OF ANY GOVERNMENTAL ENTITY OR ARBITRATOR OUTSTANDING AGAINST EWORLDMEDIA AND HAVING, OR WHICH, INSOFAR AS REASONABLY CAN BE FORESEEN, IN THE FUTURE COULD HAVE, ANY SUCH EFFECT; AND ANY PENDING OR THREATENED ACTIONS AGAINST EWORLDMEDIA BEFORE ANY FOREIGN, FEDERAL, STATE, MUNICIPAL, OR OTHER GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD, BUREAU, AGENCY, INSTRUMENTALITY, OR OTHER GOVERNMENTAL ENTITY.


         2.22 Compliance with Laws. To the best of their knowledge and belief, none of the Parties' businesses is being conducted in violation of, or in a manner which could cause liability under any applicable law, rule, or regulation, judgment, decree, or order of any Governmental Entity, except for any violations or practices, which, individually or in the aggregate, have not had and will not have a Material Adverse Effect on the Parties. The Parties each have all franchises, permits, licenses, and any similar authority necessary for the conduct of their business as now being conducted by them, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Parties and believes they can obtain, without undue burden or expense, any similar authority for the conduct of their business as it is planned to be conducted. To the best of their respective knowledge and belief, none of the Parties are in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

         2.23 Related Party Transactions. To the best of each of the Parties' knowledge and belief, no employee, officer, or director of any Party nor member of his or her immediate family is indebted to that Party or any other Party, nor is any Party indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of each of the Parties' knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which any of the Parties is affiliated or with which any of the Parties has a business relationship, or any firm or corporation that competes with the Parties, except that employees, officers, or directors of the Parties and members of their immediate families may own stock in publicly traded companies that may compete with the Parties. To the best knowledge of each of the Parties, respectively, no member of the immediate family of any officer or director of any of the Parties is directly or indirectly interested in any material contract with any of the Parties.

         2.24 Insurance. The Parties have or shall obtain fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow them to replace any of their properties that might be damaged or destroyed within 45 days of the execution of this Agreement.

         2.25 Disclosure. No representation or warranty made by any of the Parties in this Agreement, nor any document, written information, statement, certificate, or exhibit prepared and furnished or to be prepared and furnished by the Parties or their representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished, to the best of each of the Parties' knowledge and belief.

         2.26 Reliance. The foregoing representations and warranties are made by each Party with the knowledge and expectation that the other Parties are placing reliance thereon.

                                 ARTICLE 3
                            CONDITIONS PRECEDENT

         3.1 Conditions to Each Party's Obligations. The respective obligations of each Party hereunder shall be subject to the satisfaction prior to or at the Closing of the following conditions:

              3.1.1 No Restraints. No statute, rule, regulation, order, decree, or injunction shall have been enacted, entered, promulgated, or enforced by any court or Governmental Entity of competent jurisdiction which enjoins or prohibits the consummation of this Agreement and shall be in effect.

              3.1.2 Legal Action. There shall not be pending or threatened in writing any action, proceeding, or other application before any court or Governmental Entity challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages.

         3.2 Conditions to Seller's Obligations. The obligations of Seller shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Seller:

              3.2.1 Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise contemplated by this Agreement. Seller shall have received a certificate signed by Buyer to such effect on the Closing.

              3.2.2 Performance of Obligations of Buyer. Buyer shall have performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing.


         3.3 Conditions to Buyer's Obligations. The obligations of Buyer shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Buyer:

              3.3.1 Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed on behalf of Seller by the Chief Executive Officer or President of Seller to such effect on the Closing.

              3.3.2 Performance of Obligations of Seller. Seller shall have performed all agreements and covenants required to be performed by them under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received a certificate signed on behalf of Seller by the Chief Executive Officer or President of Seller to such effect on the Closing.

              3.3.3 Governmental Approvals. All Consents of Governmental Entities legally required by Seller for the transactions contemplated by this Agreement shall have been filed, occurred, or been obtained, other than such Consents, the failure of which to obtain would not have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement.

              3.3.4 Consents of Other Third Parties. Seller shall have received and delivered to Buyer all requisite consents and approvals of all lenders, lessors, and other third parties whose consent or approval is required in order for Seller to consummate the transactions contemplated by this Agreement, or in order to permit the continuation after the Closing of the business activities of Seller in the manner such business is presently carried on by it. Buyer shall have received copies of any necessary written consent(s) to this Agreement and the transactions contemplated herein.

              3.3.5 Material Adverse Change. Since the date hereof and through Closing, there shall not have occurred any change, occurrence, or circumstance in Seller having or reasonably likely to have, individually or in the aggregate, in the reasonable judgment of Buyer, a Material Adverse Effect on the Parties or on the transactions contemplated by this Agreement.

ARTICLE 4
                     CLOSING AND DELIVERY OF DOCUMENTS

         4.11 Time and Place. The closing of the transactions contemplated by this Agreement shall take place at the offices of Seller, located at 600 Anton Boulevard, 11th Floor, Costa Mesa, CA 92626 no later than March 27, 2006 or at such other time and place as the Parties mutually agree upon in writing (which time and place are hereinafter referred to as the "Closing").

         4.2 Deliveries by Seller. At Closing, Seller shall make the following deliveries to Buyer:

              4.2.1     Stock certificate(s) representing the eWorldMedia
Shares;

              4.2.2     A certificate of good standing for eWorldMedia;

              4.2.3     A certificate executed by Seller certifying that:
(i) all Seller's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Seller has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement;

              4.2.4 Certified resolutions of the Board of Directors of Seller, in form satisfactory to counsel for Buyer, authorizing the execution and performance of this Agreement;

              4.2.5 The minute book and corporate records of eWorldMedia; and


         4.3 Deliveries by Buyer. At Closing, Buyer shall make the following deliveries to Seller:

              4.3.1     A certificate executed by Buyer certifying that:
(i) Buyer's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Buyer has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement;

              4.3.2     Balance of Purchase Price;

              4.3.3 Certificate(s) evidencing the Series A Preferred Shares certificates representing and evidencing the Series A Preferred Shares, duly endorsed for transfer or accompanied by stock powers duly executed by the Buyer.

              4.3.4 Resignation of Buyer from his positions as Director, Secretary, Acting Chief Financial Officer and Vice President of Seller.




ARTICLE 5
                              INDEMNIFICATION

         5.1  Seller's Indemnity Obligations.

              5.1.1 Upon receipt of notice thereof, Seller shall indemnify, defend, and hold harmless Buyer from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs and expenses, including attorney fees and any costs of investigation that Buyer shall incur or suffer, that arise, result from or relate to any breach of, or failure by Seller to perform, any of their representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Seller under this Agreement.

              5.1.2 Buyer shall notify promptly Seller of the existence of any claim, demand, or other matter to which Seller's indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that Buyer shall at all times also have the right to fully participate in the defense. If Seller, within a reasonable time after this notice, fails to defend, Buyer shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Seller, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Seller.

         5.2  Buyer's Indemnity Obligations.

              5.2.1 Upon receipt of notice thereof, Buyer shall indemnify, defend, and hold harmless Seller from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that Seller shall incur or suffer, that arise, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Buyer under this Agreement.

              5.2.2 Seller shall notify promptly Buyer of the existence of any claim, demand or other matter to which Buyer's indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that Seller shall at all times also have the right to fully participate in the defense. If Buyer, within a reasonable time after this notice, fails to defend, Seller shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Buyer, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Buyer.

                                 ARTICLE 6

                       DEFAULT, AMENDMENT AND WAIVER

         6.1 Default. Upon a breach or default under this Agreement by any of the Parties (following the cure period provided herein), the non-defaulting party shall have all rights and remedies given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Notwithstanding the foregoing, in the event of a breach or default by any Party hereto in the observance or in the timely performance of any of its obligations hereunder which is not waived by the non-defaulting Party, such defaulting Party shall have the right to cure such default within 60 days after receipt of notice in writing of such breach or default.

         6.2 Waiver and Amendment. Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

                                 ARTICLE 7
                               MISCELLANEOUS

         7.1 Expenses. Whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer, and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys, investment bankers, and accountants' fees, and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees, and expenses of the Parties hereto shall be paid prior to Closing.

         7.2 Notices. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

              TO BUYER:           Henning D. Morales
                                  3283 Moritz Drive
                                  Huntington beach, CA  92649
                                  Fax:(949) 266-5377

              TO SELLER:          Liberty Diversified Holdings, Inc.
                                  Attn: Ronald C. Touchard
                                  600 Anton Boulevard, 11th Floor
                                  Costa Mesa, CA  92626

                                  Fax:(949) 640-0430



                                     11
The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

         7.3 Entire Agreement. This Agreement, together with the Schedule and Exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or in the schedules or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

         7.4 Survival of Representations. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a party may have in respect hereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto.

         7.5 Incorporated by Reference. The schedules, exhibits, and all documents delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

         7.6 Remedies Cumulative. No remedy herein conferred upon the Parties is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         7.7 Execution of Additional Documents. Each Party hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         7.8 Finders' and Related Fees. Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

         7.9 Governing Law. This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

         7.10 Forum. Each of the Parties hereto agrees that any action or suit which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

         7.11 Professional Fees. In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants' fees, and experts' fees.

                                     12



         7.12 Binding Effect and Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

         7.13 Counterparts; Facsimile Signatures.   This Agreement may be
executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

         7.14 Representation. All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

                             BUYER:
                             HENNING D. MORALES


                             ______________________________________
                             By:  Henning D. Morales


                             SELLER:

                             LIBERTY DIVERSIFIED HOLDINGS, INC.,
                             a Nevada corporation


                             ______________________________________
                             By: Ronald C. Touchard
                             Its: CEO





                                     13


                               SCHEDULE 1.2.1


                      ASSETS AND LIABILITIES OF SELLER

                             eWorld Media, Inc.
                             Assets Liabilities
                            As of March 24, 2006

                                                              Dec 31, 05
                                                            --------------
ASSETS
  Current Assets
  Checking/Savings
    Bank of America - 3936                                           21.89
    Bank of America - Comm - 5991                                    -2.00
    Bank of America - Merch - 1467                                   38.00
    Bank of America - Mrkt - 1114                                    38.00
    Bank of America - Payroll- 4404                                 154.00
    Bank of America - Thoroughbred                                  -29.00
    Four Oaks Bank - ATM - 24001                                 22,739.91
                                                            --------------
   Total Checking/Savings                                        22,960.80

   Accounts Receivable
    Accounts Receivable                                           2,183.46
                                                            --------------
   Total Accounts Receivable                                      2,183.46
                                                            --------------
  Total Current Assets                                           25,144.26

  Fixed Assets
   Furniture & Fixtures
    Accumulated Depreciation                                     -6,442.70
    Furniture & Fixtures - Other                                 13,275.34
                                                            --------------
   Total Furniture & Fixtures                                     6,832.64

   Office Equipment
    Accumulated Depreciation                                    -23,255.60
    Office Equipment - Other                                     51,291.68
                                                            --------------
   Total Office Equipment                                        28,036.08
                                                            --------------
  Total Fixed Assets                                             34,868.72

  Other Assets
   Intangible Assets
    Avalon - Commercial Builder
    Accum Amortization - Avalon                                -114,640.00
    Avalon - Commercial Builder - Other                         114,640.00
                                                            --------------
    Total Avalon - Commercial Builder                                 0.00

    License Agr - Genesis
    Accum Amortization - Genesis                                -91,667.97
    License Agr - Genesis - Other                               100,000.00
                                                            --------------
    Total License Agr - Genesis                                   8,332.03
                                                            --------------
    Total Intangible Assets                                       8,332.03
                                                            --------------
    Total Other Assets                                            8,332.03
                                                            --------------
TOTAL ASSETS                                                     68,345.01
                                                            ==============

                                     1



                             eWorld Media, Inc.
                             Assets Liabilities
                            As of March 24, 2006

                                                              Dec 31, 05
                                                            --------------

LIABILITIES & EQUITY

  Liabilities

   Current Liabilities
    Other Current Liabilities
    Notes Payable
     N/P - Alan Kau                                              50,000.00
     N/P - Cybertel                                               4,500.00
     N/P - Duane Heppner                                         25,000.00
     N/P - First Reserve Corp.                                   14,126.00
     N/P - Greg Pulver                                           15,000.00
     N/P - James Victor                                          30,000.00
     N/P - Mario Ramirez                                        262,500.00
     N/P - Patricia Chancerelle                                  42,500.00
     N/P - Peter Papineau                                       100,000.00
     N/P - Ray Wickstrom                                          9,900.00
     N/P - Rod Cabasan                                           22,000.00
     N/P - Tori Smith                                            80,000.00
                                                            --------------
     Total Notes Payable                                        655,526.00

    Notes Payable - Interest                                     88,434.62
    Other Payables
     Other Accounts Payable                                     252,458.00
                                                            --------------
     Total Other Payables                                       252,458.00

    Payroll Payable
     C. Carlson                                                  35,000.00
     G. Cardonas                                                 11,850.00
     C. Lobato                                                    4,800.00
     K. Kirby                                                    89,014.28
                                                            --------------
     Total Payroll Payable                                      140,664.28

    Payroll Tax Liabilities
     CA - State Taxes
     CA - ETT                                                       170.51
     CA - SDI                                                    14,490.16
     CA - SUI                                                     5,241.19
     CA - Withholding                                           105,510.76
     CA - State Taxes - Other                                   -84,135.00
                                                            --------------
     Total CA - State Taxes                                      41,277.62

    Federal Taxes
     Federal Withholding                                         43,852.71
     FICA                                                       166,833.60
     FUTA                                                           388.92
     Federal Taxes - Other                                     -109,199.67
                                                            --------------
     Total Federal Taxes                                        101,875.56

     NC - Withholding                                              -247.54
     Payroll Taxes Accrued                                      257,078.89
                                                            --------------
     Total Payroll Tax Liabilities                              399,984.53
     Refunds Payable                                             18,922.84
                                                            --------------
     Total Other Current Liabilities                          1,555,990.27
                                                            --------------
     Total Current Liabilities                                1,555,990.27
                                                            --------------
  Total Liabilities                                           1,555,990.27
                                                            ==============

                                     2
                               SCHEDULE 2.18

                             eWorldMedia, Inc.
                         Accounts Payable Schedule
                           Friday, March 24, 2006

                           Invoice                                           Balance
Vendor                     Date        Description              Amount           Due
-------------------------  ---------   ------------------  -----------  ------------
Adam's Mark Philadelphia   11/10/04    Services                $496.00       $496.00
ADP Proxy Services, Inc    12/03/05    Services                $135.73       $135.73
American Computers
 Supplies, Inc             03/01/05    Computer Supplies       $176.51       $176.51
American Express           07/02/05    Credit Card             $198.00
American Express           09/16/05    Services                $204.45       $402.45
American Express
 - Tori Smith Card         12/03/05    Services             $95,000.00    $95,000.00
Arrowhead Waters           10/27/04    Services              $1,191.45     $1,191.45
AT&T Wireless              11/15/04    Cell Phone            $1,010.47
AT&T Wireless              01/30/05    Cell Phone              $319.54
AT&T Wireless              03/02/05    Phone Services          $610.06
AT&T Wireless              06/14/05    Services                $929.73
AT&T Wireless              07/20/05    Phone Services          $929.73     $3,799.53
Atrium Hotel               05/03/05    Hotel                 $4,292.57     $4,292.57
Barter Card                11/30/04    Services              $4,315.29     $4,315.29
Certegy Payment
 Recovery Services         10/26/05    Irvine Hyatt            $396.80       $396.80
Citizens Conferencing      12/31/04    Services                  $1.62         $1.62
City of Newport Beach
 Revenue Division          08/09/05    Business License        $577.00
City of Newport Beach
 Revenue Division          10/18/05    Services                $740.00     $1,317.00
Coastal Press              08/29/05    Business Cards          $249.98
Coastal Press              12/21/05    Business Cards   $322.17$572.15
Compliance Filling Center  09/21/05    Services                $100.00       $100.00
Department of Revenue      08/30/05    Services                 $96.11
Department of Revenue      08/31/05    Services                 $96.43
Department of Revenue      09/22/05    Services                $192.22
Department of Revenue      09/22/05    Services          $96.30$481.06
DHL Express                08/03/04    Services                 $91.50
DHL Express                08/17/04    Services                 $63.01
DHL Express                10/19/04    Services                 $30.25
DHL Express                10/19/04    Services                 $14.00
DHL Express                10/19/04    Services                 $56.67
DHL Express                10/27/04    Services                $172.95
DHL Express                11/17/04    Services                $246.15
DHL Express                12/29/04    Services                  $5.00
DHL Express                02/09/05    Services                $313.54
DHL Express                02/12/05    Services                $298.85
DHL Express                02/15/05    Services                 $14.00
DHL Express                02/15/05    Services                 $14.94
DHL Express                02/16/05    Services                 $97.39
DHL Express                03/09/05    Services                $186.63
DHL Express                05/17/05    Services                 $14.00
DHL Express                06/07/05    Services                 $60.72
DHL Express                06/15/05    Services                $430.20
DHL Express                06/21/05    Services                 $31.35
DHL Express                06/22/05    Services                 $60.72
DHL Express                07/06/05    Services                 $95.67
DHL Express                07/19/05    Services                 $44.87
DHL Express                07/20/05    Services                $155.96
DHL Express                08/02/05    Services                 $75.95
DHL Express                08/16/05    Services                 $97.49
DHL Express                09/13/05    Services                 $48.76
DHL Express                09/14/05    Services                 $78.21
DHL Express                10/10/05    Services                $99.43
DHL Express                10/12/05    Services                 $35.03
DHL Express                10/24/05    Services                  $183
DHL Express                10/26/05    Services                $14.00      $3,130.10
Digitcom Services, Inc     07/01/05    Services                 $41.56
Digitcom Services, Inc     08/04/05    Services                 $62.34       $103.90
Disneyland Resort          04/07/05    Hotel                $20,520.02    $20,520.02

FEDEX                      07/26/04    Services                 $39.22
FEDEX                      07/28/04    Services                 $55.97
FEDEX                      10/09/04    Services                 $70.29
FEDEX                      10/11/04    Services                 $27.47
FEDEX                      10/18/04    Services                 $60.41
FEDEX                      10/26/04    Services                $313.68
FEDEX                      11/19/04    Services                 $76.44
FEDEX                      11/29/04    Services                 $70.29
FEDEX                      11/30/04    Services                $313.68
FEDEX                      12/09/04    Services                 $49.94
FEDEX                      12/09/04    Services                 $37.48
FEDEX                      12/14/04    Services                 $28.98
FEDEX                      12/24/04    Services                 $28.98
FEDEX                      12/24/04    Services                 $28.98
FEDEX                      01/07/05    Services                $116.83
FEDEX                      01/14/05    Services                 $66.30
FEDEX                      01/31/05    Services                 $49.03
FEDEX                      02/15/05    Services                $378.80
FEDEX                      02/18/05    Services                 $26.61
FEDEX                      04/25/05    Services                 $14.48
FEDEX                      05/03/05    Services                 $34.34
FEDEX                      06/17/05    Services                 $43.18
FEDEX                      06/27/05    Services                 $30.68
FEDEX                      07/05/05    Services                 $36.23
FEDEX                      09/01/05    Services                 $18.10
FEDEX                      10/07/05    Services                 $12.94
FEDEX                      12/08/05    Services                 $40.68     $2,070.01
Grand Hyatt New York       06/21/05    Hotel                   $377.00       $377.00
ILSCORP.NET                09/01/05    Services                 $47.50        $47.50
Interland                  12/19/05    Services              $2,116.84     $2,116.84
Irvine Hyatt Hotel         09/14/05    Services                $396.80       $396.80
Jel Recording Studios      10/20/04    Studio Time             $630.00       $630.00
Mario Ramirez              12/31/05    Office -
                                       Mexico Expenses      $41,280.00    $41,280.00
NCO Financial Systems Inc  10/27/05    RE:Venquest           $3,996.84
NCO Financial Systems Inc  11/24/05    Grand Hyatt NY          $377.00
NCO Financial Systems Inc  12/08/05    Creditor Bank
                                       of America            $2,524.55     $6,898.39
Nextel                     03/02/05    Phone Services          $351.87       $351.87
North Shore Agency, Inc    11/15/05    Fed ex collections      $159.13       $159.13
Notice of Tax Assessment
 Withholding               06/29/05                            $157.93
Notice of Tax Assessment
 Withholding               06/29/05                             $79.12       $237.05
Pitney Bowes               10/11/04    Services                $347.04
Pitney Bowes               10/21/04    Services                $348.61
Pitney Bowes               10/29/04    Services              $1,000.00
Pitney Bowes               11/08/04    Services                $351.43
Pitney Bowes               11/24/04    Services                $353.93     $2,401.01
PlayStream, LLC            02/01/05    Services                 $47.14
PlayStream, LLC            06/21/05    Services                 $19.95
PlayStream, LLC            08/02/05    Services                 $19.95
PlayStream, LLC            09/01/05    Services                 $51.49
PlayStream, LLC            10/03/05    Services                 $19.95
PlayStream, LLC            11/02/05    Services                 $39.90
PlayStream, LLC            12/06/05    Services                 $59.85
PlayStream, LLC            01/04/06    Services                 $79.80       $338.03
Property Tax               09/16/05    Taxes                    $92.89        $92.89
SBC Long Distance          07/03/05    Phone Services          $649.57       $649.57
Simple.net                 09/24/04    Internet Access          $89.75
Simple.net                 01/13/05    Services                $143.60
Simple.net                 07/01/05    Services                 $17.95       $251.30
Southern California
 Edison                    05/11/05    Utility                 $382.90       $382.90
Sprint                     11/03/05    Phone Services          $683.00
Sprint PCS                 03/24/05                          $1,411.16     $2,094.16
State of California
  Franchise Tax Board      11/17/04    Unpaid Liability on
                                       LL Company's account    $144.73
State of California
   Franchise Tax Board     12/02/04    Unpaid Liability on
                                       LL Company's account     $46.82       $191.55


TCG Payphone               08/19/05    Services                $543.96       $543.96
Tejas American General
   Agency                  03/01/05    Services                 $49.99        $49.99
TelePacific                01/31/05    Phone Services        $1,794.80
TelePacific                02/03/05    Phone Services          $835.23
TelePacific                02/28/05    Phone Services        $2,743.26
TelePacific                07/26/05    Telephone             $2,833.99
TelePacific                07/31/05    Services              $3,795.11
TelePacific                08/31/05    Services              $2,031.30
TelePacific                09/01/05    Services                $991.17
TelePacific                09/30/05    Services              $3,161.37
TelePacific                11/30/05    Services              $8,949.81
TelePacific                12/31/05    Services              $8,811.22    $35,947.26
TelSpan                    10/13/04    Services                $341.04
TelSpan                    07/20/05    Phone Services          $374.06
TelSpan                    08/03/05    Services                $374.06     $1,089.16
The Hartford               02/24/05    Services              $4,645.00     $4,645.00
ThinkLogic                 11/01/04    Monthly Service/
                                       Consulting           $10,000.00    $10,000.00
U.S.P.S. Santa Ana EMCA    11/30/04    U.S.P.S. Santa Ana
                                       EMCA                    $296.11       $296.11
United States Postal
 Service                   12/30/05    nsf checks for 14c
                                       filing                  $115.46
United States Postal
 Service                   12/30/05                            $393.70
United States Postal
 Service                   12/30/05                            $157.50
United States Postal
 Service                   12/30/05                             $63.22
United States Postal
  Service                  12/30/05                            $411.59     $1,141.47
Viral Media, Inc           02/08/05    Services              $1,287.00     $1,287.00
YP.com                     08/12/05    Services                 $29.95
YP.com                     11/10/05    Services                 $29.95        $59.90
-------------------------  ---------   ------------------  -----------  ------------
                                                           $252,458.03   $252,458.03
                                                           ===========  ============





CERTIFICATE OF HENNING D. MORALES


     I, Henning D. Morales ("Buyer") certify as follows:

     1. This certificate is being delivered pursuant to Section 3 of that certain Purchase and Sale Agreement dated March 24, 2006 (the "Agreement"), by and among Buyer and Liberty Diversified Holdings, Inc., a Nevada corporation ("Seller"). All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

     2. All representations and warranties of Buyer set forth in the Agreement are true and correct as of the date of the Agreement and as of the Closing as though made on and as of the Closing except as otherwise contemplated by the Agreement.

     3. Buyer has performed all agreements and covenants required to be performed by it under the Agreement prior to the Closing.


     IN WITNESS WHEREOF, I have executed this certificate as of March 25,
2006






                                   ______________________________
                                   BY:  Henning D. Morales






                 CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER
                                OR PRESIDENT
                                     OF
                     LIBERTY DIVERSIFIED HOLDINGS, INC.

     I, Ronald C. Touchard, hereby certify that I am the duly elected, qualified and acting CEO of LIBERTY DIVERSIFIED HOLDINGS, INC., a Nevada corporation ("Seller"), and I further certify as follows:

     1. This certificate is being delivered pursuant to Section 3 of that certain Purchase and Sale Agreement dated March 24, 2006 (the "Agreement"), by and among Henning D. Morales, an individual ("Buyer"), and Seller. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

     2. All representations and warranties of Seller set forth in the Agreement are true and correct as of the date of the Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by the Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in the Agreement.

     3. Seller has performed all agreements and covenants required to be performed by it under the Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in the Agreement.

     4. Attached hereto as Schedule A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of Seller, respectively, by written consent in accordance with applicable law and the Bylaws authorizing the execution and performance of the Agreement. Such resolutions have not been modified, rescinded or otherwise changed or amended and remain in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, I have executed this certificate as of March 25, 2006.





                                    ______________________________
                                    BY: Ronald C. Touchard
                                    ITS: CEO

                                 SCHEDULE A

                     LIBERTY DIVERSIFIED HOLDINGS, INC.
                            a NEVADA corporation

                 WRITTEN CONSENT OF THE BOARD OF DIRECTORS
                              WITHOUT MEETING

     Pursuant to the authority granted to the board of directors pursuant to the Nevada Revised Statutes, the board of directors of LIBERTY
DIVERSIFIED HOLDINGS, INC., a Nevada corporation ("Seller"), do hereby consent to, adopt, ratify, confirm, and approve, as of the date indicated below, the following resolutions, as evidenced by their signatures hereunder:

SALE OF EWORLDMEDIA, INC.

     WHEREAS, the undersigned deem it in the best interests of Seller to effectuate a sale of 100% of the outstanding shares of capital stock of its wholly owned subsidiary eWorldMedia, Inc. to Henning D. Morales, an individual, ("Buyer), such that eWorldMedia Inc. shall be wholly owned by Buyer in exchange for the assumption by Buyer of all assets and liabilities of eWorldMedia, Inc. beginning upon the Closing, and other consideration as set forth in the Agreement (as defined below); and

     WHEREAS, the terms and conditions of the acquisition are set forth in that certain Purchase and Sale Agreement attached hereto and incorporated herein by this reference as Exhibit "A" (the "Purchase and Sale
Agreement").

     NOW, THEREFORE, IT IS HEREBY, RESOLVED, that either the Chief Executive Officer, President, Chief Financial Officer, Vice President, and/or Secretary of Seller, acting alone or together, each are hereby authorized to execute and deliver, for and on behalf of Seller, the Purchase and Sale Agreement in substantially the form attached as Exhibit "A", with such changes as the officers authorized to execute the documents may approve, together with and including, without limitation, any and all agreements, instruments, and documents, and amendments thereto (collectively, the "Documents") as they may deem necessary or appropriate to consummate the transactions contemplated therein.

     RESOLVED FURTHER, that Seller is authorized to perform the Documents executed and delivered in accordance with these resolutions.

RATIFICATION

     RESOLVED, that the authority given hereunder shall be deemed retroactive and any and all agreements, instruments and documents, and all amendments thereto, and acts authorized hereunder executed, delivered or performed prior to the passage of these resolutions are hereby confirmed, ratified and approved.



     RESOLVED FURTHER, that the CEO of Seller is authorized to certify a copy of these resolutions and deliver the same as evidence of the foregoing authorization to act on behalf of Seller.

     The undersigned hereby consent to this action and the resolutions set forth above and direct and authorize that a copy of this Written Consent of Board of Directors be placed by Seller's secretary with the minutes of the proceedings of the Board of Directors in the official records of Seller.

Dated:       March 25, 2006

DIRECTORS:



________________________________
Ronald C. Touchard


Abstaining:

________________________________
Henning D Morales